UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520 Miami, Florida	3313
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 8, 2026, Longeveron Inc. (the Company) issued a press release announcing that a constructive Type C meeting with the U.S. Food and Drug Administration (FDA or Agency) was held in late March, with the FDA providing their meeting summary in late April, to discuss the ongoing development of laromestrocel (LOMECEL-B®), a proprietary, scalable, allogeneic, investigational cellular therapy currently being evaluated in a Phase 2b clinical trial (ELPIS II) for hypoplastic left heart syndrome (HLHS). Top-line results from the randomized, controlled Phase 2b ELPIS II clinical trial are anticipated in August 2026.

In the Type C meeting, the FDA acknowledged that HLHS is a rare disease associated with significant morbidity and mortality with a high unmet medical need for safe and effective therapies, but also asserted that the primary endpoint of right ventricle ejection fraction (RVEF) in the ELPIS II trial is not an appropriate endpoint to demonstrate efficacy. While Longeveron agreed with the FDA regarding the insufficiency of RVEF as the primary endpoint, and was prepared to discuss other potentially appropriate endpoints sufficient to demonstrate efficacy, the FDA indicated that given the interim analysis mandated and conducted by the National Institute of Health (NIH) during the trial (to which the Company was and remains blinded), a new primary endpoint could not be agreed to while the trial is still ongoing. Without an agreed upon primary endpoint sufficient for efficacy, the FDA no longer refers to the ELPIS II trial as pivotal, as had been specifically discussed in the Company’s Type C meeting in 2024.

Nevertheless, the FDA expressly agreed that it is willing to meet with Longeveron again when the ongoing ELPIS II study is completed to discuss the study results and align on a potential path forward. The FDA further indicated that only the most objective measures, including, all-cause mortality, cardiac transplant-free survival, event of cardiac transplantation, and well-defined major adverse cardiac events (MACE), could be informative of efficacy in ELPIS II, and in that regard, the Company is capturing all of these measures in ELPIS II along with some additional key measures to support an efficacy determination. The Company intends to submit to the FDA a Sponsor Statistical Analysis Plan (SAP) for ELPIS II with a composite primary endpoint and secondary endpoints for the FDA’s review and approval, and remains optimistic that the trial results and other available evidence will be sufficient to support filing a Biologics License Application (BLA) following the readout of top-line results of the ELPIS II data.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the SEC. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, the ability of our clinical trials, including our ELPIS II trial for HLHS, to demonstrate safety and efficacy of our product candidates, and other positive results; the willingness of the FDA to deem the ELPIS II trial as pivotal following-completion of the ELPIS II trial or to otherwise reach alignment with the Company on a potential path toward regulatory approval; receipt of FDA approval, following review, of the Company’s Sponsor Statistical Analysis Plan (SAP) for ELPIS II; receipt of trial results and other available evidence sufficient to support the Company filing a BLA following the readout of top-line results of the ELPIS II data; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; our cash position and need to raise additional capital, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the size of the market opportunity for certain of our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the product candidate for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates in the U.S. and other jurisdictions; our plans relating to the further development of our product candidates, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

These forward-looking statements are made as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026, its Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. These statements are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future, events or otherwise occurring after the date this Current Report on Form 8-K is filed.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on May 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: May 8, 2026	/s/ Stephen H. Willard
	Name:	Stephen H. Willard
	Title:	Chief Executive Officer

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